UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2025

FISCALNOTE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39672	88-3772307
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Pennsylvania Avenue NW, 6th Floor,
Washington, D.C. 20004
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (202)793-5300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	NOTE	NYSE
Warrants to purchase 0.131 shares of Class A common stock, each at an exercise price of $11.50 per warrant	NOTE.WS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously reported in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 6, 2025 (the “Prior Report”), on August 5, 2025, FiscalNote Holdings, Inc. (the “Company”) entered into a securities purchase agreement with YA II PN, Ltd. (the “Investor”), pursuant to which the Company agreed to issue the Investor, in two tranches, convertible debentures in an aggregate principal amount of approximately $33 million (collectively, the “Debentures”). The second tranche of the Debentures was issued, in the amount of $12.3 million (the “Second Debenture”), on September 11, 2025.

The terms of the Second Debenture are substantially identical to those disclosed in the Prior Report, except the issuance date for the Second Debenture is September 11, 2025 and the Maturity Date (as defined in the Debentures) is March 11, 2027. In addition, the Floor Price (as defined in the Debentures) of the Debentures has been adjusted to $0.8884 pursuant to the terms thereof.

The foregoing description of the Second Debenture does not purport to be complete and is qualified in its entirety by reference to the form of Debenture, a copy of which is filed as Exhibit 10.2 to the Prior Report and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The Debentures were, and the Debenture Conversion Shares, if any, will be, issued in reliance on an exemption from registration afforded by Section 4(a)(2) under the Securities Act and/or Rule 506 of Regulation D promulgated by the SEC thereunder.

Item 8.01	Other Events.

On September 11, 2025, the proceeds from the Second Debenture were used, in part, to retire the Company’s obligations under its existing subordinated convertible notes, dated as of March 17, 2025 and March 20, 2025, by and between EGT 11, LLC and the Company.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISCALNOTE HOLDINGS, INC.

By:	/s/ Todd Aman
Name:	Todd Aman
Title:	Chief Legal & Administrative Officer

Date: September 11, 2025